NASDAQ: FMNB Q1 2023 EARNINGS Exhibit 99.2

Disclosure Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the financial condition, results of operations, asset quality trends and profitability of Farmers National Banc Corp. (“Farmers”). Forward-looking statements are not historical facts but instead express only management’s current expectations and forecasts of future events or long-term-goals, many of which, by their nature, are inherently uncertain and outside of Farmers’ control. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.” Farmers’ actual results and financial condition may differ, possibly materially, from those indicated in these forward-looking statements. Factors that could cause Farmers’ actual results to differ materially from those described in the forward-looking statements include significant changes in near-term local, regional, and U.S. economic conditions including those resulting from continued high rates of inflation, tightening monetary policy of the Board of Governors of the Federal Reserve, and possibility of a recession; Farmers’ failure to integrate Emclaire and Emlenton with Farmers in accordance with expectations; deviations from performance expectations related to Emclaire and Emlenton; continuing impacts from the length and extent of the economic impacts of the COVID-19 pandemic; and the other factors contained in Farmers’ periodic reports and registration statements filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2022, and Quarterly Report on Form 10-Q, which have been filed with the Securities and Exchange Commission and are available on Farmers’ website (www.farmersbankgroup.com) and on the Securities and Exchange Commission’s website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. Farmers undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise.   Use of Non-GAAP Financial Measures  This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Core Deposits” and “Tangible Common Equity ratio.” Farmers believes that these non-GAAP financial measures provide both management and investors a more complete understanding of Farmers’ deposit profile and capital. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of “Core Deposits” and “Tangible Common Equity ratio,” this presentation may not be comparable to other similarly titled measures as calculated by other companies. 2

$5.1 billion in banking assets $3.1 billion in wealth management assets under care $0.68 (6.1%) annualized dividend yield* Named a Best Employer in Ohio the past 2 years** Founded in 1887 161 consecutive quarters of profitability Strong and diverse franchise currently operating 65 banking locations throughout Ohio and Pennsylvania Growth plan focused on combining big bank capabilities with local bank service *Stock data as of April 18, 2023 **Source: Best Companies Group About Farmers National Banc Corp. 3

Kevin Helmick (50) President & Chief Executive Officer Troy Adair (56) Senior Executive Vice President, Chief Financial Officer Tim Carney (57) Senior Executive Vice President, Chief Banking Officer Jim Gasior (62) Senior Executive Vice President, Corporate Development Officer Amber Wallace (56) Senior Executive Vice President, Chief Retail/Marketing Officer Michael Matuszak (55) Senior Executive Vice President, Chief Operating Officer Timothy Shaffer (60) Senior Executive Vice President, Chief Credit Officer Mark Wenick (63) Senior Executive Vice President, Chief Wealth Management Officer Brian Jackson (53) Executive Vice President, Chief Information Officer Michael Oberhaus (47) Executive Vice President, Chief Risk Officer Mark Nicastro (51) Executive Vice President, Chief Human Resources Officer William Shivers (62) Senior Vice President, Chief Commercial Lending Officer Training Farmers Academy In-house leadership/management training program Ohio Bankers League Bank Management School Talent Acquisition Comprehensive recruitment program High percentage of referrals come from our employees Retention of key executives Current executive team has been with the bank for over nine years Robust Succession Planning Annual review Multi-layered approach focused on core competencies of position Linked to annual performance appraisal and development plan Executive succession planning reviewed at holding company board level Alignment with Shareholders Structure of STI and LTI programs encourages sound business practices and appropriate levels of risk management Recognition as Best Employer in Ohio in 2019, 2020, 2022 as voted by our employees* Key metrics of success reflected in consistent results * Source: Best Companies Group 4 Local, Established & Experienced Leadership Team

Leverage technology Drive efficiencies through Six Sigma operating framework Strive to be customer centric and provide exceptional experiences Assure Farmers is the best place to work Continued pursuit of organic and M&A opportunities Strive for performance metrics in top quartile ranking vs. peer group Focus on growing noninterest income Proactive capital management Maintain financial strength Prudent risk management and focus on asset quality Leveraging our History with Modern Banking Technologies to Support our Future Drive Financial Excellence 5 Farmers Strategic Vision Invest in our Franchise

Graph in millions As of June 30, 2020 Farmers Trust Company (2009) Farmers National Insurance (2008) Private Client Services (2012) National Associates (2013) National Bancshares (2015) Bowers Insurance (2016) Tri-state 1st Banc (2015) Monitor Bancorp (2017) Maple Leaf (2020) Cortland Bancorp (2021) Seven acquisitions in the past eight years, including recently announced acquisition of Emclaire Financial Target franchises with similar culture, compelling reputation, and strong customer base Focus on businesses that support cross sell opportunities and diversify footprint into compelling banking markets Manageable initial tangible book value dilution Reasonable price with a currency mix of cash and stock Emclaire Financial (2023) 6 Proven Acquisition History and Strategy Long-term strategy of value-enhancing acquisitions

(1) (1) 3/31/23 12/31/22 Improved Customer Deposits** $4.3 billion* $3.4 billion ü Cash Balances $128.0 million $75.6 million ü Loan-to-Deposit Ratio 71.7% 67.5% ü AOCI ($176.7 million) ($210.5 million) ü Nonperforming Loans to Total Loans 0.57% 0.62% ü Allowance to Nonperforming Loans 200.5% 182.3% ü *This figure includes $875.8 million in deposits from Emclaire acquisition. Organic deposit growth is $14.5 million. **Excludes Brokered Time Deposits. 7 Balance Sheet Strengths

Record core net income in 2022 Core EPS remains strong remains strong through challenging environments Core items exclude the impact of acquisition related provision and other items. See Non-GAAP reconciliation in appendix. Core Results 8 Overview Core Net Income Core Return on Assets Core EPS

Total loans $3.2 billion Diverse loan mix Farmers’ practice is to lend primarily within its market area Only 3.6% of loan portfolio is participations purchased Loan Portfolio Overview Overview Rate Type Segments Net Loans to Assets Total Loans (in millions) 9

Category Balance % of CRE % of Total Loans Retail $ 264,605 21% 8% Office $ 149,668 12% 5% Warehouse/Industrial $ 130,314 10% 4% Multifamily $ 108,740 8% 3% Medical $ 100,470 8% 3% Hotel $ 73,816 6% 2% Special Purpose $ 69,092 5% 2% Restaurant $ 45,778 4% 1% Multifamily - Construction $ 32,866 3% 1% Remainder $ 310,333 24% 10% Total $ 1,285,682 Well diversified portfolio Strong credit culture Independent loan review CRE Breakdown Overview CRE 10 CRE Categories Loans by Industry Type

Early-stage delinquencies were $10.2 million, or 0.32% of total loans at March 31, 2023, compared to $9.6 million, or 0.40% of total loans at December 31, 2022 Conservative underwriting practices Sound reserve levels under CECL Asset Quality Trends Annualized Net Charge-Offs to Avg. Net Loans Overview NPLs/Total Loans & Leases ($ in thousands) ACL to Total Loans 11

All of the Investment securities portfolio is categorized as available for sale All MBS and CMOs are U.S. government agency issued All municipal securities are investment grade, many with credit enhancements The duration of the available for sale securities portfolio is 7.3 year at March 31, 2023 Assuming no changes to interest rates, the AOCI is expected to have accretion of approximately $19.0 million or 11% over the next four quarters Over the next three years, the AOCI is expected to have accretion of approximately 30.6% assuming no changes to interest rates 12 Securities Portfolio Overview

We are proud to say our bank is built on core deposits Total deposits: $4.39 billion Noninterest-bearing stood at 25.2% of total deposits Uninsured deposits are approximately 19.2% of customer deposit base 8.6% of consumer deposits are uninsured 30.3% of business deposits are uninsured March 2023 February 2023 January 2023 Total CDs 13,570 13,355 10,319 Total Savings 35,796 35,841 27,960 Total Demand 103,934 103,984 80,846 Total Accounts 153,300 153,180* 118,775 *February includes the addition of Emlenton accounts totaling 34,304 Account Growth Overview Customer Deposit Composition (in millions) Customer Deposit Composition (in millions) 13 Deposit Trends

Farmers National Bank has the following sources of liquidity as of March 31, 2023: $118.0 million of cash and equivalents $656.1 million of additional borrowing capacity at the FHLB $35.0 million of unsecured lines of credit with a zero balance $138.5 million of investment securities that could be sold at no loss or a gain $539.9 million of available for sale securities that are not pledged Brokered CDs Securities roll-off of approximately $68.4 million in next 12 months Farmers National Banc Corp. has the following sources of liquidity at the holding company as of March 31, 2023: $51.4 million of cash and equivalents $6.5 million in unsecured lines of credit with a zero balance  14 Liquidity Available liquidity is approximately 163% of uninsured deposits.

Focused on growing loans to manage net interest margin Managing cost of funds and deposit betas through rising rate environment Net Interest Income (in thousands) Overview Net Interest Margin (annualized) Loans to Deposits 15 Net Interest Income and NIM Trends

Robust Trust, Wealth Management and Insurance businesses Diverse revenue sources Working to increase noninterest income to total revenue *Noninterest income in 2022 excludes $8.4 million in income related to the proceeds of a one-time legal settlement. See Non-GAAP reconciliation in appendix. Total Noninterest Income* (in thousands) Overview Noninterest Income to Total Revenue* Components of Noninterest Income* (in thousands) 16 Noninterest Income Trends

Overall focus on driving efficiencies The Company recently added the position of Chief Operating Officer who will spearhead process improvement efforts Track record of prudent expense management (1) Both ratios adjusted for certain items. See Non-GAAP reconciliation in appendix. 1) (2) All periods adjusted for certain items. See Non-GAAP reconciliation in appendix. Noninterest Expense to Average Assets (1) Overview Noninterest Expense (in thousands) (2) Efficiency Ratio (1) 17 Noninterest Expense Trends

All regulatory capital ratios above well-capitalized threshold Announced 1,000,000 share repurchase program in Q1 2023 Strong dividend payout Tangible Equity to Tangible Assets Overview Total Risk Based Capital Tier 1 Leverage Ratio 18 Capital * Estimated

Appendix – Non GAAP Reconciliations 19

Appendix – Non GAAP Reconciliations 20